

TENAX THERAPEUTICS

January 2023 I Corporate Presentation

www.tenaxthera.com

NASDAQ TENX

TENAX THERAPEUTICS

Safe Harbor Statement

Disclaimer

Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our evaluation of strategic alternatives, and the results of such evaluation; our ability to raise additional money to fund our operations for at least the next 12 months as a going concern; risks related to the effect of the reverse stock split and our continued listing on NASDAQ; risks of our clinical trials, including, but not limited to, the timing, delays, costs, design, initiation, enrollment, and results of such trials; reliance on third parties; risks regarding the formulation, production, marketing and customer acceptance of our product candidates; the potential advantages of our product candidates; our estimates regarding the potential market opportunity for our product candidates; intellectual property risks; our competitive position; our ability to maintain our culture and recruit, integrate and retain qualified personnel and advisors; volatility and uncertainty in the global economy and financial markets in light of the evolving COVID-19 pandemic and geopolitical uncertainties such as in Ukraine; changes in legal, regulatory and legislative environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and other risks and uncertainties set forth from time to time in our SEC filings. Tenax Therapeutics assumes no obligation and does not intend to update these forward-looking statements except as required by law.

Tenax Investment Opportunity

- **Therapeutic Focus: Pulmonary Hypertension (PH)**
  - Pulmonary Arterial Hypertension (PAH): Orphan
  - PH w/Heart Failure with preserved Ejection Fraction (PH-HFpEF): >1.5M US patients**, no approved therapies
- **Pipeline: Two Phase 3-Ready Product Candidates**
  - TNX-201 Imatinib (Modified Release/Modified Dose) for PAH
    - Positive Phase 3 trial: IMPRES
  - TNX102/103 Levosimendan oral (First in class oral KATP Activator/Ca++ Sensitizer) for PH-HFpEF
    - Positive Phase 2 trial: HELP
- **Efficient Clinical Development Pathway**
  - Small Phase 3 trials required (FDA confirmed, June '22)
  - Both programs require a single positive trial for approval (FDA confirmed, Feb '22)
- **Significant Exclusivity**
  - Imatinib - orphan exclusivity
  - Levosimendan - 1 patent granted (expiry 2039), multiple other applications under review (potential expirations in 2040 and beyond)
- **Large Commercial Potential**
  - TNX 201: >$5B global market *
  - TNX103/102: >$5B North American market **

All potential market opportunities are estimates only.
* *From manufacturer Annual Reports, 2019*
** *Lai, Yen-Chun, Longfei Wang, and Mark T. Gladwin. "Insights into the pulmonary vascular complications of heart failure with preserved ejection fraction." The Journal of Physiology 597.4 (2019): 1143-1156.*

Pulmonary Hypertension: Large Addressable Market

World Health Organization (WHO) has Classified PH into 5 Groups*



3%
15%
2%
9%
68%
PAH (WHO Group 1)
PH w/Left Heart Disease (includes HFpEF) (WHO Group 2)
PH w/Chronic Lung Disease (WHO Group 3)
CTEPH (WHO Group 4)
PH due to unknown causes (WHO Group 5)
Tenax pipeline addresses the majority of PH patients

TENAX THERAPEUTICS

* Haemodynamic definitions and updated clinical classification of pulmonary hypertension. *Eur Respir J. 2019 Jan 24;53(1):1801913.*

Pulmonary Hypertension is a Neglected Disease: High Age-Associated Prevalence with Increased Mortality

- Estimated prevalence by screening echocardiography in adults of all ages in Australia is **9.4%.** *(J Am Coll Cardiol 2019;73:2660–72)*
- Prevalence of pulmonary hypertension by echocardiography in adults over age 60yrs in the general population is **45%.** *(Eur Respir J 2022; 59: 2100832)*
- Prevalence of pulmonary hypertension by echocardiography in adults with left heart disease is **83%** *(J Am Coll Cardiol 2009;53:1119–26)*
- Estimated **50-70** million people have pulmonary hypertension worldwide. *(Am J Physiol Lung Cell Mol Physiol 318: L992–L994, 2020)*

- Mortality of pulmonary hypertension is a continuum of risk and even borderline PH is associated with increased mortality and hospitalization *(Circulation 2016;133:1240-1248)*



Mortality Hazard Ratio
6
5
4
3
2
1
Upper limit of normal
10
20
30
40
50
60
mPAP (mmHg)

Commercially Attractive Markets with Significant Unmet Medical Need

TNX-201 (imatinib) – PAH (Orphan)

Pulmonary Arterial Hypertension (PAH)

Market >$5B*

(No disease-modifying treatments)



United Therapeutics, $1.45B, 27%
Pfizer, $150M, 3%
Gilead, $618M, 12%
Bayer, $415M, 8%
Actelion (J&J), $2.6B, 50%

12 pulmonary vasodilator drugs approved, marginal efficacy

- *7% fall in PA pressure*
- *11% increase in 6MWT*

IMATINIB: First disease-modifying treatment

TNX-103/102 (levosimendan) – PH-HFpEF

Pulmonary Hypertension with HFpEF

Market > 1.5M US patients**

(No approved drug therapies)



Open Market Opportunity

LEVOSIMENDAN: First available & First-in-class treatment

Both PAH and PH-LHD with >50% five-year mortality rate***

All potential market opportunities are estimates only.

* *From manufacturer Annual Reports, 2019*

** *Lai, Yen-Chun, Longfei Wang, and Mark T. Gladwin. "Insights into the pulmonary vascular complications of heart failure with preserved ejection fraction." The Journal of Physiology 597.4 (2019): 1143-1156.*

*** *Farber et al. "Five-Year Outcomes of Patients Enrolled in the REVEAL Registry" CHEST (2015) & Vanderpool, Rebecca, et al., "Association Between Hemodynamic Markers of PH and Outcomes in HFpEF." JAMA Cardiology. (2018).*

Two Phase 3-Ready Assets with Compelling Clinical Data

Product	Indication	Phase 1	Phase 2	Phase 3
TNX-201 (Imatinib Modified Release)	WHO Group 1 PAH	Complete	IMPRES* Phase 2/3 **+32M 6MWD (p=0.002)**	Initiate 2023***
TNX-103 TNX-102 (Oral and SC Levosimendan)	WHO Group 2 PH-HFpEF	Complete	HELP** Phase 2b **+29M 6MWD (p=0.03)**	Initiate 2023***

TENAX THERAPEUTICS

* Hoeper, Marius M., et al. "Imatinib mesylate as add-on therapy for pulmonary arterial hypertension: results of the randomized IMPRES study." Circulation 127.10 (2013): 1128-1138
** Burkhoff, Daniel, et al. "Levosimendan improves hemodynamics and exercise tolerance in PH-HFpEF: results of the randomized placebo-controlled HELP trial." Heart Failure 9.5 (2021): 360-370
*** Initiation pending outcome of the Company's strategic process, announced in September 2022.

TNX-201 (imatinib) Development Program

for Pulmonary Arterial Hypertension (WHO Group 1)



TENAX THERAPEUTICS

Overview of PAH:

The Pathology

As the pulmonary artery narrows, the pulmonary pressure increases.



Healthy Artery
External elastic lamina
Smooth muscle cell
Internal elastic lamina
Endothelial cell
Blood Flow
NO
PGI2
ET-1
TXA2
1. Endothelial dysfunction
NO
PGI2
ET-1
TXA2
Vasoconstriction
2. Vascular remodeling
Inflammatory cell
Muscularization /
Medial Hypertrophy
Intimal Fibrosis
3. Plexiform lesion &
In situ Thrombosis

Imatinib Targets the Pathophysiology of PAH



Endothelial cell
Smooth muscle cell
Growth factors
NORMAL
GROWTH FACTORS INVADE THE VESSEL
VESSEL PROLIFERATES AND GROWS INWARD

Because imatinib blocks the growth factors that cause the disease, it has the potential to halt progression and allow the pulmonary artery to heal.

Proof of Concept IMPRES Study

Imatinib is Proven Effective in Treating PAH

Phase 3 Clinical Trial:

Imatinib Mesylate as Add-On Therapy for Pulmonary Arterial Hypertension: Results of the Randomized IMPRES Study

Results: After 24 weeks, the mean placebo-corrected treatment effect on 6-minute walk distance was 32 meters (95% confidence interval, 12–52; **P=0.002**)

Conclusions: Imatinib improved exercise capacity and hemodynamics in patients with advanced PAH, but **early dropouts prevented approval**.

The primary endpoint was change in 6-minute walk distance



A
Change in 6MWD from baseline (m)
70
60
50
40
30
20
10
0
Imatinib
Placebo
*P<0.05
0
4
8
12
16
20
24
Time (weeks)

No. of patients							
Imatinib	103	89	84	76	71	72	66
Placebo	98	93	91	88	82	84	80

Learnings from IMPRES Study Informed Phase 3 IMPROVE Design

		IMPROVE
01	**Efficacy was established in PAH**	6MWD Endpoint ✓
02	**Adequate dose is critical (400mg)** to achieve clinical efficacy	>400 mg ✓
03	**Avoid excessive dropouts**, mostly related to early-onset side effects	Open-label Lead-in ✓
04	**Gastrointestinal side effects are the most common**, novel formulation designed to reduce	Modified Formulation ✓

TNX-201 (imatinib) Development Timelines

Precision medicine approach, built on the efficacy established in IMPRES

TNX-201 (oral, modified release imatinib)


Milestones
2021
2022
2023
2024
H1
H2
H1
H2
H1
H2
H1
H2
TNX-201 tablet formulation development
Phase 1 comparative PK study conduct
Phase 1 comparative PK topline results
FDA Review of Phase 3 protocol
Phase 3 supply scaled-up and produced
Shape denotes a milestone
Shape denotes a process

Tenax, their contracted CRO, and >70 sites identified in 7 countries are prepared to proceed with the IMPROVE Phase 3 trial, pending the outcome of the strategic process announced in September 2022.

TNX-103 & TNX-102 (levosimendan) Development Program

for Pulmonary Hypertension with Heart Failure with preserved Ejection Fraction (WHO Group 2)



TENAX THERAPEUTICS

Overview: Pathophysiology of PH with HFpEF

A re-focus on the venous side of the problem


Coughing
Tiredness
Shortness of breath
Pulmonary edema (excess fluid *in* lungs)
Pumping action of the heart grows weaker
Pleural effusion (excess fluid *around* lungs)
Swelling in abdomen (ascites)
Swelling in ankles and legs

PH-HFpEF has recently been described to follow this course:

INCREASED VENOUS BLOOD VOLUME

INCREASED CENTRAL VENOUS PRESSURE

INCREASED PULMONARY VENOUS PRESSURE

PULMONARY HYPERTENSION

Overview of the Cause of PH-HFpEF

Exercise Hemodynamics Confirm the Diagnosis

The increase in PCWP during exercise (red) is ***the critical feature*** of PH-HFpEF that produces disability and death.

No currently available treatments have been able to address the increase in Pulmonary Capillary Wedge Pressure (PCWP).



HR
90 bpm
60 rpm
SBP
DBP



A
p<0.0001
PCWP (mmHg)
40
30
20
10
0
*†
*†
*†
*†
‡
†
†
Baseline
Feet Up
1 min Exercise
Peak Exercise
1 min Recovery
* p<0.0001 for ΔPCWP (vs NCD)
† p<0.0001 vs base (within group)
‡ p<0.01 vs base (within group)
NCD
HFpEF

Marc A. Pfeffer, Amil M. Shah, Barry A. Borlaug. "Heart Failure with Preserved Ejection Fraction in Perspective." Circulation Research 124 (2019): 1598-1617

Levosimendan Improves Central Venous Pressure (CVP) and PCWP at Rest and with Exercise


Levosimendan Group
Baseline
24 Hr Levo Infusion
CVP (mmHg)
50
40
30
20
10
0
Legs Down
Legs Up
25 Watts


Levosimendan Group
Baseline
24 Hr Levo Infusion
PCWP (mmHg)
50
40
30
20
10
0
Legs Down
Legs Up
25 Watts

Burkhoff D, Rich S, et. al. Levosimendan Improves Hemodynamics and Exercise Tolerance in PH-HFpEF. JACC Heart Fail. 2021; 9:360-370

Levosimendan Improves Exercise Capacity

in PH-HFpEF Patients after 6 Weeks

Effects on 6-minute walk distance



p=0.033
Δ6 Minute Walk Distance (m)
30
20
10
0
-10
-20
-30
Placebo
Levosimendan

Dr. Barry Borlaug, The Mayo Clinic, global HFpEF expert:

*"…this is the first medicine that has actually improved 6-minute walk distance in **any patient population with HFpEF…"**,*

HELP STUDY

HELP:One of 2021's "most talked about" publications in JACC:Heart Failure

JACC Heart Failure

Best of 2021
A Year in Review

To highlight our most popular content last year, we have compiled lists of the Journal's most read articles, most talked about articles as captured by Altmetric, most popular tweets and most popular CME/MOC activities. We hope you enjoy this year-in-review summary and thank you for your diligent readership and support.

Christopher M. O'Connor, MD, MACC
Editor-in-Chief



Levosimendan: IV to Oral Transition Study

- Oral levosimendan was safe and well tolerated over a 6-8 week period in patients with PH-HFpEF who had been receiving IV levosimendan as an outpatient >2 yrs.

- Following transition from weekly IV to daily oral levosimendan, modest improvements were observed in:
  - 6MWD
  - BNP/NT-ProBNP
  - KCCQ scores

- 3 mg/day of levosimendan appears to be the preferred dose in most patients.

Exclusivity/Intellectual Property Summary

01

TNX-201: FDA orphan designation granted for imatinib in PAH
(Patent to be submitted for novel formulation)

02

TNX-102: Patent granted January 2022 for subcutaneous administration of levosimendan in all medical conditions **(expires in 2039)**

03

TNX-103: Patent applications for IV and oral levosimendan use in PH-HFpEF under active review by the USPTO with decision anticipated 2023 (other patents filed)

TNX-103/102 Development Timelines

Milestones	2022		2023		2024	
	H1	H2	H1	H2	H1	H2
TNX-103 (Oral)						
FDA Review of Phase 3 protocol	◆					
Phase 3 initiation & enrollment*					◆	
TNX-102 (SC)						
SC Use Patent granted	◆					

◆ Shape denotes a milestone

* Tenax plans to proceed with a novel formulation into our single Phase 3 trial, pending the outcome of USPTO examination (est. 2023) of Tenax' claims, including on oral levosimendan, and the outcome of the strategic process announced in September 2022.

Commercially Attractive Markets with Significant Unmet Medical Need

TNX-201 (imatinib) – PAH (Orphan)

Pulmonary Arterial Hypertension (PAH)

Market >$5B*

(No disease-modifying treatments)


United Therapeutics, $1.45B, 27%
Pfizer, $150M, 3%
Gilead, $618M, 12%
Bayer, $415M, 8%
Actelion (J&J), $2.6B, 50%

12 pulmonary vasodilator drugs approved, marginal efficacy

- *7% fall in PA pressure*
- *11% increase in 6MWT*

IMATINIB: First disease-modifying treatment

TNX-103/102 (levosimendan) – PH-HFpEF

Pulmonary Hypertension with HFpEF

Market > 1.5M US patients**

(No approved drug therapies)


Open Market Opportunity

LEVOSIMENDAN: First available & First-in-class treatment

Both PAH and PH-LHD with >50% five-year mortality rate***

All potential market opportunities are estimates only.

* *From manufacturer Annual Reports, 2019*

** *Lai, Yen-Chun, Longfei Wang, and Mark T. Gladwin. "Insights into the pulmonary vascular complications of heart failure with preserved ejection fraction." The Journal of Physiology 597.4 (2019): 1143-1156.*

*** *Farber et al. "Five-Year Outcomes of Patients Enrolled in the REVEAL Registry" CHEST (2015) & Vanderpool, Rebecca, et al., "Association Between Hemodynamic Markers of PH and Outcomes in HFpEF." JAMA Cardiology. (2018).*

Financial Highlights

As of September 30, 2022

- Cash balance: $3.8 million
- No debt
- No material liabilities: only trade payables and office lease
- Common shares outstanding as of January 04, 2023: approx. 2.3 million on a post-split basis
  - Increase in shares outstanding in late 2022 was due to warrants exercise by primary investor

Summary - Tenax Investment Highlights

- **Therapeutic focus on patients with high unmet need**
  - Pulmonary Hypertension
- **Pipeline: Two Phase 3-Ready Products**
  - TNX-201
  - TNX-103/102
- **Efficient Clinical Development Pathway**
  - Both programs only require a single small Phase 3 trial for approval
- **Potential for Significant Exclusivity**
  - Orphan Exclusivity
  - Patents
- **Commercial Opportunity**
  - Two potential $5B* markets

** Global PAH market as of 2019 exceeds $5B, based on manufacturer Annual Reports. PH-HFpEF market in North America from 2026 onward based on internal Company estimates.*